EXHIBIT 10.4

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MUST NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (i) MARCH 30, 2007, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

BROKER WARRANT

TO PURCHASE UP TO • SHARES OF COMMON STOCK OF

PARAMOUNT GOLD MINING CORP.
(a corporation existing under the laws of the State of Delaware)

THIS IS TO CERTIFY THAT for valuable consideration • (the "Agent") is entitled, at any time prior to 5:00 p.m., Toronto time, on March 29, 2009, upon and subject to the terms and conditions set forth herein (the whole being referred to herein as this "Broker Warrant Certificate" and the rights of the Agent represented by this Broker Warrant Certificate being referred to herein as this "Broker Warrant"), to subscribe in whole or in part for up to • shares of common stock, U.S.$0.001 par value, ("Common Shares" and which term shall include any other shares or securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) in the capital of Paramount Gold Mining Corp. (the "Corporation"), a corporation incorporated under the laws of the State of Delaware, as constituted on the date hereof at a purchase price (the purchase price in effect from time to time being called the "Exercise Price") of U.S.$2.10 per Common Share, subject to adjustment in the events and in the manner set forth herein.  This Broker Warrant shall become wholly void and the unexercised portion of the subscription rights represented hereby will expire and terminate at 5:00 p.m., Toronto time, on March 29, 2009 (the "Expiry Time").  No fractional Common Shares will be issuable upon any exercise of this Broker Warrant and the Agent will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

All Common Shares which are to be issued upon the exercise of this Broker Warrant shall be issued to the Agent, upon payment therefor of the amount for which the Common Shares which may at the time be purchased pursuant to the provisions hereof, and the Agent shall be deemed to have become the holder of record of such Common Shares, on the date of delivery of this Broker Warrant Certificate together with payment for the Common Shares so subscribed for, unless the transfer books of the Corporation shall be closed on such date, in which event the Common Shares so subscribed for shall be deemed to be issued, and the Agent shall be deemed to have become the holder of record of such Common Shares, on the date on which such transfer books are reopened and such Common Shares shall be issued at the purchase price in effect on the date of delivery of this Broker Warrant Certificate together with payment for the Common Shares subscribed for by the Agent.

The Agent may purchase less than the number of Common Shares which the Agent is entitled to purchase hereunder on delivery of this Broker Warrant Certificate, in which event a new certificate, in form identical hereto but with appropriate changes, representing the right to purchase Common Shares not previously purchased, shall be issued to the Agent.

This Broker Warrant does not entitle the Agent to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interests except as expressly provided in this Broker Warrant Certificate.

This Broker Warrant is non-assignable and non-transferable.

If this Broker Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

By acceptance hereof, the Agent hereby represents and warrants to the Corporation that the Agent is acquiring this Broker Warrant as principal for its own account and not for the benefit of any other person.

All amounts of money referred to in this Broker Warrant Certificate are expressed in lawful money of the United States of America.

This Broker Warrant shall enure to the benefit of, and shall be binding upon, the Agent and the Corporation and their respective successors.

The above provisions are subject to the following:

1.

Exercise:

(1)

Mechanics: In the event that the Agent desires to exercise the right to purchase Common Shares conferred hereby, the Agent shall (a) complete to the extent possible in the manner indicated and execute a subscription form in the form attached as schedule A to this Broker Warrant Certificate, (b) surrender this Broker Warrant Certificate to the Corporation in accordance with section 9 hereof, and (c) pay the amount payable on the exercise of such Broker Warrant in respect of the Common Shares subscribed for by certified cheque, bank draft or money order in lawful money of the United States of America payable to the Corporation or by transmitting same day funds in lawful money of the United States of America by wire to such account as the Corporation shall direct the Agent.  Upon such surrender and payment as aforesaid, the Agent shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Agent shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Agent at the address specified in the subscription form within three business days after such surrender and payment as aforesaid.  No fractional Common Shares will be issuable upon any exercise of the Broker Warrant and the Agent will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

(2)

Exercise Mechanics if Registration Statement Not Effective: Notwithstanding any provision to the contrary contained herein, if the issuance of Common Shares upon the exercise of Broker Warrants requires the maintenance of an effective registration statement (a "Registration Statement"), with respect to such Common Shares under the United States Securities Act of 1933, as amended (the "Securities Act"), in no event shall such Common Shares be issued unless the Common Shares are registered under the Securities Act pursuant to an effective Registration Statement; provided, however, that if the Registration Statement ceases to be effective, prior to the Expiry Time and for so long as the Registration Statement is not effective, subject to applicable law, a holder of any Broker Warrant may only exercise the right to purchase Common Shares issuable upon the exercise of the Broker Warrants the circumstances noted below:

(a)

if the holder is a purchaser who is not (A) a resident of the United States or (B) a U.S. Person (a "U.S. Purchaser") (as such term is defined in the Securities Act) and the holder delivers a duly completed and executed Notice of Exercise (If Registration Statement Not Effective) in the form attached as schedule B to this Broker Warrant Certificate certifying that the holder: (A)(1) is not in the United States; (2) is not a U.S. Person and is not exercising the Broker Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Broker Warrant exercise form in the United States; (4) agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the Securities Act ("Regulation S"); (5) acknowledges that the Common Shares issuable upon exercise of the Broker Warrants are "restricted securities" as defined in Rule 144 of the Securities Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act; and (B) neither the Corporation nor the holder has engaged in any "directed selling efforts" (as defined in Regulation S) in the United States; or

(b)

in a transaction that does not require registration under the Securities Act or any applicable U.S. state laws and regulations and the holder has (A) delivered a duly completed and executed Notice of Exercise (If Registration Statement Not Effective) certifying that the holder is exercising the Broker Warrants pursuant to such exemptions and (B) furnished to the Corporation, prior to such exercise, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect.

(3)

Legending if Registration Statement Not Effective: Unless the Broker Warrant is exercised pursuant to an effective Registration Statement, the certificate representing the Common Shares issued upon exercise of the Broker Warrant will bear legends restricting the transfer without registration under the U.S. Securities Act and applicable state securities laws and restricting transfer through the facilities of the Toronto Stock Exchange or the TSX Venture Exchange, substantially in the form set forth below:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE

SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT."

If the Common Shares are also then listed on the Toronto Stock Exchange certificates representing the Common Shares will also bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX."

or

If the Common Shares are also then listed on the TSX Venture Exchange will also bear the following legend:

"WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) MARCH 30, 2007 AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

(4)

Suspensions of Registration Statement, etc.: If any Common Shares issuable upon the exercise of Broker Warrants require the maintenance of a current Registration Statement, with respect to such Common Shares under the Securities Act, the Corporation shall have the authority to suspend the exercise of any or all Broker Warrants while such registration statement is not current. If no Registration Statement is effective at any time when any Broker Warrant is exercised, the Agent shall be notified forthwith by the transfer agent that the Agent is entitled, at his or her option, to exercise the Broker Warrant only in accordance with the conditions set forth in Sections 1(2)(a) and (b) and upon delivery of a Notice of Exercise (If Registration Statement Not Effective) to the Corporation.

2.

Partial Exercise:  The Agent may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Broker Warrant Certificate.  In the event that the Agent subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Agent shall be entitled to receive a replacement certificate representing the unexercised balance of the Broker Warrants.

3.

Not a Shareholder:  The holding of the Broker Warrants shall not constitute the Agent a shareholder of the Corporation nor entitle the Agent to any right or interest in respect thereof except as expressly provided in this Broker Warrant Certificate.

4.

Covenants, Representations and Warranties:  The Corporation hereby represents and warrants that it is authorized to create and issue the Broker Warrants and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Broker Warrant Certificate and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Broker Warrant Certificate.  The Corporation hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time.  All Common Shares which are issued upon the exercise of the right of purchase provided in this Broker Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Broker Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof.  The Corporation hereby represents and warrants that this Broker Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Broker Warrant Certificate.

5.

Anti-Dilution Protection:

(1)

Definitions:  For the purposes of this section 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection 5(1):

(a)

"Adjustment Period" means the period commencing on the date of issue of the Warrants and ending at the Expiry Time;

(b)

"Current Market Price" of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on The Toronto Stock Exchange or the TSX Venture Exchange, as applicable, or, if the Common Shares are not then listed on The Toronto Stock Exchange or the TSX Venture Exchange, on such other Canadian stock exchange as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market or the OTC Bulletin Board, during the period of any 20 consecutive trading days ending not more than five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during such 20 consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the-counter market or the

OTC Bulletin Board, then the Current Market Price shall be determined by a firm of independent chartered accountants selected by the directors of the Corporation;

(c)

"director" means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation;

(d)

"Offering" means the offering of up to 9,525,000 units in the capital of the Corporation pursuant to an agency agreement dated March 30, 2007 between the Corporation and Blackmont Capital Inc., Haywood Securities Inc., Canaccord Capital Corporation and Raymond James Ltd; and

(e)

"trading day" with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)

Adjustments:  The Exercise Price and the number of Common Shares issuable to the Agent upon the exercise of the Broker Warrants shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)

If at any time during the Adjustment Period the Corporation shall:

(i)

fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)

fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(iii)

subdivide the outstanding Common Shares into a greater number of Common Shares; or

(iv)

consolidate the outstanding Common Shares into a lesser number of Common Shares,

(any of such events in subclauses 5(2)(a)(i), 5(2)(a)(ii), 5(2)(a)(iii) and 5(2)(a)(iv) above being herein called a "Common Share Reorganization"), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

A.

the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

B.

the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(b)

If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the "Rights Period"), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a "Rights Offering"), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)

the numerator of which shall be the aggregate of

A.

the number of Common Shares outstanding on the record date for the Rights Offering, and

B.

the quotient determined by dividing

(1)

either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(2)

the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of

Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this clause 5(2)(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be.  Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 5(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)

If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

(i)

shares of the Corporation of any class other than Common Shares;

(ii)

rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share) at the date of issue of such securities to the holder of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii)

evidences of indebtedness of the Corporation; or

(iv)

any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

A.

the numerator of which shall be the difference between

(1)

the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(2)

the fair value, as determined by the directors of the Corporation, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

B.

the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this clause 5(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d)

If at any time during the Adjustment Period there shall occur:

(i)

a reclassification or redesignation of the Common Shares, a change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)

a consolidation, amalgamation or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;

(iii)

the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being called a "Capital Reorganization"), after the effective date of the Capital Reorganization the Agent shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Broker Warrants, in lieu of the number of Common Shares to which the Agent was theretofor entitled upon the exercise of the Broker Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Agent would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Agent had been the registered holder of the number of Common Shares which the Agent was theretofore entitled to purchase or receive upon the exercise of the Broker Warrants.  If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Broker Warrant Certificate with respect to the rights and interests thereafter of the Agent to the end that the provisions shall thereafter correspondingly be made applicable as nearly  as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Broker Warrants.

(e)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clause 5(2)(a), 5(2)(b) or 5(2)(c) of this Broker Warrant Certificate, then the number of Common Shares purchasable upon the subsequent exercise of the Broker Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Broker Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)

Rules:  The following rules and procedures shall be applicable to adjustments made pursuant to subsection 5(2) hereof:

(a)

Subject to the following clauses of this subsection 5(3), any adjustment made pursuant to subsection 5(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)

No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of the Broker Warrants unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provision of this clause 5(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.  Notwithstanding any other provision of subsection 5(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Broker Warrants (except in respect of the Common Share Reorganization described in subclause 5(2)(a)(iv) hereof or a Capital Reorganization described in subclause 5(2)(d)(ii) hereof).

(c)

No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of the Broker Warrants shall be made in respect of any event described in section 5 hereof if the Agent is entitled to participate in such event on the same terms mutatis mutandis as if the Agent had exercised the Broker Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)

No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of the Broker Warrants shall be made pursuant to subsection 5(2) hereof in respect of the issue from time to time of Common Shares pursuant to the warrant certificates and Broker Warrant Certificates issued pursuant to the Offering or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and/or any subsidiary of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Common Share Reorganization, a Rights Offering nor any other event described in subsection 5(2) hereof.

(e)

If at any time during the Adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action described in subsection 5(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of holders of warrants, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of Broker Warrants shall be adjusted in such manner and at such time by action by the directors, in their sole discretion,  as may be equitable in the circumstances.  Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(f)

If the Corporation shall set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of the Broker Warrant shall be required by reason of the setting of such record date.

(g)

In any case in which this Broker Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 5(2) hereof, the Corporation may defer, until the occurrence of such event:

(i)

issuing to the Agent, to the extent that the Broker Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares or other securities issuable upon such exercise by reason of the adjustment required by such event; and

(ii)

delivering to the Agent any distribution declared with respect to such additional Common Shares or other securities after such record date and before such event;

provided, however, that the Corporation shall deliver to the Agent an appropriate instrument evidencing the right of the Agent upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Broker Warrants and to such distribution declared with respect to any such additional Common Shares issuable on the exercise of the Broker Warrants.

(h)

In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)

If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon the exercise of the Broker Warrants, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 5(2) hereof and shall be binding upon the Corporation and the Agent.

(j)

As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 5(2) hereof, including the Exercise Price and the number or class of Common Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares or other securities which the Agent is entitled to receive in accordance with the provisions of this Broker Warrant Certificate.

(4)

Notice:  At least 21 days prior to the earlier of the record date or effective date of any event which requires or might require an adjustment in any of the rights of the Agent under this Broker Warrant Certificate, including the Exercise Price or the number of Common Shares which may be purchased under this Broker Warrant Certificate, the Corporation shall deliver to the Agent a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment.  In case any adjustment for which a notice in this subsection 5(4) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Agent a certificate providing the calculation of such adjustment.  The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the Common Shares will be open, and that the Corporation will not take any action which might deprive the Agent of the opportunity of exercising the rights of subscription contained in this Broker Warrant Certificate, during such 21 day period.

6.

Further Assurances:  The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Agent shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Broker Warrant Certificate.

7.

Time of Essence:  Time shall be of the essence of this Broker Warrant Certificate.

8.

Governing Laws:  This Broker Warrant Certificate shall be construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

9.

Notices:  All notices or other communications to be given under this Broker Warrant Certificate shall be delivered by hand or by telecopier and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Corporation shall be addressed to:

Paramount Gold Mining Corp.

Suite 100

346 Waverley Street

Ottawa, Ontario

K2P 0W5

Attention:

President and Chief Executive Officer

Telecopier:

613-248-4971

Notices to the Agent  shall be addressed to:

Raymond James Ltd.

Suite 5300

Scotia Plaza

40 King Street West

Toronto, Ontario

M5H 3Y2

Attention:

David Greifenberger

Telecopier:

416-777-7114

The Corporation and the Agent may change its address for service by notice in writing to the other of them specifying its new address for service under this Broker Warrant Certificate.

10.

Legends on Common Shares:  Any certificate representing Common Shares issued upon the exercise of the Warrants prior to the earlier of (i) the date that the Corporation becomes a reporting issuer in Canada, and (ii) the date which is four months and one day after the date hereof will bear the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) MARCH 30, 2007; AND (II) THE DATE THAT THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

provided that

(a)

if the Corporation becomes a reporting issuer in Canada by filing a prospectus and four months and one day have elapsed since the date hereof, the certificates representing the Common Shares may be exchanged for certificates bearing no such legend, or

(b)

if the Corporation becomes a reporting issuer in Canada after the date hereof by any other means other than as set out in subsection 10(a) above, subsequent to the date that is four months and one day after the later of (i) the date hereof, and (ii) the date the Corporation becomes a reporting issuer in any province or territory of Canada, the certificates representing the Common Shares may be exchanged for certificates bearing no such legend.

11.

Lost Certificate:  If this Broker Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

12.

Language:  The parties hereto acknowledge and confirm that they have requested that this Broker Warrant Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language.  Les parties aux présentes reconnaissent et confirment qu'elles ont exigé que la présente convention ainsi que tous les avis et documents qui s'y rattachent soient rédigés en langue anglaise.

IN WITNESS WHEREOF the Corporation has caused this Broker Warrant Certificate to be signed by an authorized officer as of the _____ day of March, 2007.

PARAMOUNT GOLD MINING CORP.
By:
Authorized Signatory

Schedule A

TO:

PARAMOUNT GOLD MINING CORP.

SUBSCRIPTION FORM

The undersigned hereby subscribes for _______________ shares  of common stock, U.S.$0.001 par value ("Common Shares") in the capital of Paramount Gold Mining Corp. (the "Corporation") (or such other number of common shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the broker warrant certificate (the "Broker Warrant Certificate") dated the 30th day of March, 2007 issued by the Corporation) at the purchase price of U.S.$2.10 per Common Share (or at such other purchase price as may be in effect under the provisions of the Broker Warrant Certificate) and on and subject to the other terms and conditions specified in the Broker Warrant Certificate and hereunder and encloses herewith a certified cheque, bank draft or money order in lawful money of the United States of America payable to the Corporation or has transmitted same day funds in lawful money of United States of America by wire to such account as the Corporation directed the undersigned in payment of the subscription price.

The undersigned ins an "accredited investor" as defined in Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Securities Act") or is a not U.S. Person or a person within the United States and that the Common Shares are not being subscribed for on behalf of a U.S. Person (as such term is defined for the purposes of the Securities Act.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address	Number of Common Shares

DATED this ___ day of _____________, 200__.

RAYMOND JAMES LTD.
By:

Schedule B

NOTICE OF EXERCISE

(If Registration Statement Not Effective)

TO: PARAMOUNT GOLD MINING CORP.

The undersigned holder of the within Broker Warrant Certificate, hereby exercises certain Broker Warrants (the "Exercised Warrants") evidenced thereby and hereby subscribes for a number of Common Shares of Paramount Gold Mining Corp. (the "Corporation") equal to such number of Common Shares or number or amount of other securities or property, or combination thereof, to which such exercise entitles him under the provisions of the Broker Warrant at an aggregate price equal to the product of the Exercise Price and the number of Exercised Warrants, and on the terms specified in such Broker Warrant Certificate, and in payment therefor, delivers herewith a bank draft, certified cheque or money order payable to Paramount Gold Mining Corp..  Capitalized terms not defined herein shall have the definitions set forth in the Broker Warrant Certificate.

The undersigned represents that it (A) has had access to such current public information concerning the Corporation as it considered necessary in connection with its investment decision and (B) understands that the securities issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act").

The undersigned represents and warrants that it: [CHECK ONE ONLY]

____ A. is not a U.S. Purchaser and it (1) is not in the United States; (2) is not a U.S. Person and is not exercising the Broker Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Subscription Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Broker Warrant are "restricted securities" as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) it holder has not engaged in any "directed selling efforts" (as defined in Regulation S) in the United States.

____B. the undersigned is delivering a written opinion of United States counsel or a written confirmation from the Corporation to the effect that the Common Shares to be delivered upon exercise hereof have been registered under the 1933 Act or are exempt from registration thereunder.

The undersigned holder understands that the certificate representing the Corporation's Common Shares is issued upon exercise of this Broker Warrants will bear a legend restricting the transfer without registration under the 1933 Act and applicable state securities laws substantially the form set forth in Section 1(3) of the Broker Warrant Certificate.

Name:

Please print or type name and address (including postal code)

Address:

Number of Broker Warrant being Exercised:

DATED this      day of                     ,

Signature guaranteed by:

Name of registered holder (please print)

Signature of or on behalf of registered holder

Office, Title or other Authorization (if holder not an individual)